UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 25, 2005

P & F INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-5332	22-1657413
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

300 Smith Street, Farmingdale, New York 11735
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (631) 694-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

G Written communications pursuant to Rule 425 under the Securities Act

G Soliciting material pursuant to Rule 14a-12 under the Exchange Act

G Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

G Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

    (c) Effective May 25, 2005, Mr. Joseph A. Molino, Jr., Vice President, Chief Financial Officer, Secretary and Treasurer of P & F Industries, Inc. (the “Company”), was appointed to serve in the additional office of Chief Operating Officer of the Company until his successor is duly appointed and qualified, subject to his earlier death, resignation or removal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

P & F INDUSTRIES, INC.

Date: May 27, 2005	By:	/s/ Joseph A. Molino, Jr.
Name: Joseph A. Molino, Jr.
Title: Vice President

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